SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2003
                        (Date of earliest event reported)


                               SFB Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

Tennessee                           0-22587                   62-1683732
(State or other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)

632 East Elk Avenue, Elizabethton, Tennessee                       37643
 (Address of principal executive offices)                        (Zip Code)

(423) 543-1000
 (Registrant's telephone number, including area code)


                                Not Applicable
Former name, former address and former fiscal year, if changed since last report)

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Item 5. Other Events and Required FD Disclosure

      On September 25, 2003, SFB Bancorp, Inc. (the "Company") issued a press release announcing its intention to de-register its common stock.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Press Release dated September 25, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SFB BANCORP, INC.


Date: September 25, 2003             By: /s/ Peter W. Hampton
                                        -------------------------------
                                        Peter W. Hampton
                                        President and Chief Executive Officer

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                             INDEX TO EXHIBIT

Exhibit Number      Description
--------------      -----------

   99.1             Press Release dated September 25, 2003